EXHIBIT 99.17(c)

                               POWER OF ATTORNEY


         We, the undersigned officers and Trustees of California Tax Free Portfolio, a New York trust, do hereby severally constitute and appoint H. Day Brigham, Jr., James B. Hawkes and Thomas Otis, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicted below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Municipals Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

         IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


       Signature                  Title                              Date
       ---------                  -----                              ----


/s/ Thomas J. Fetter            President                         June 19, 1995
---------------------------
Thomas J. Fetter


/s/ Donald R. Dwight            Trustee                           June 19, 1995
---------------------------
Donald R. Dwight


/s/ James B. Hawkes             Trustee                           June 19, 1995
---------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III        Trustee                           June 19, 1995
---------------------------
Samuel L. Hayes, III


/s/ Norton H. Reamer            Trustee                           June 19, 1995
---------------------------
Norton H. Reamer


/s/ John L. Thorndike           Trustee                           June 19, 1995
---------------------------
John L. Thorndike


/s/ Jack L. Treynor             Trustee                           June 19, 1995
---------------------------
Jack L. Treynor


                                Treasurer and Principal
/s/ James L. O'Connor           Financial and Accounting          June 19, 1995
---------------------------     Officer
James L. O'Connor